Intangible assets, net	6 Months Ended
Jun. 30, 2022
Intangible Assets Net
Intangible assets, net

Note 8 – Intangible assets, net

The Company’s intangible assets with definite useful lives primarily consist of licensed software, capitalized development costs, platform system, and land use rights. The following table summarizes the components of acquired intangible asset balances as of June 30, 2022 and December 31, 2021:

	As of June 30, 2022	As of December 31, 2021

Licensed software	$2,758,883	$2,899,801
Capitalized development costs	4,525,858	4,757,030
Platform system	42,699	44,880
Customer relationships	164,226	172,614
Less: accumulated amortization	(3,509,079)	(3,095,844)
Intangible assets, net	$3,982,587	$4,778,481

Amortization expense for the six month ended June 30,2022 and 2021 amounted to $582,730 and $462,000, respectively.

Amortization expense of capitalized development costs was $411,050 and $394,754 during the six months ended June 30, 2022 and 2021, respectively. The carrying value of capitalized development costs at June 30, 2022 and December 31, 2021 was $2,884,561 and $3,443,642, respectively. The Company recorded impairment on capitalized development cost of $1.3 million for the year ended December 31, 2021 as the carrying value of our long-lived assets exceed future cashflows expected to be generated as a result of reduced profit projection due to resurgence of COVID-19 in first quarter of 2022 that caused business interruption for our customers. No additional impairment was record for the six months ended June 30, 2022.

The estimated amortization is as follows:

For the six months June 30,	Estimated amortization expense

2023	1,090,395
2024	1,063,923
2025	1,014,309
2026	645,874
Thereafter	168,086
Total	$3,982,587